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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Amendment No. 3 to the registration statement on Form S-1 (No. 333-32236) of UbiquiTel Inc.


                                          ARTHUR ANDERSEN LLP


New York, New York
May 15, 2000